                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 25, 1999, in the Registration Statement (Form S-1) and related Prospectus of ORATEC Interventions, Inc. for the
registration of      shares of its common stock.

                                          /s/ Ernst & Young LLP

Palo Alto, California
July 6, 1999